Exhibit 99.1
AVIS BUDGET GROUP STRENGTHENS PRESENCE
IN FAST-GROWING BRAZILIAN CAR RENTAL MARKET

PARSIPPANY, N.J., August 12, 2013 — Avis Budget Group, Inc. (NASDAQ: CAR) announced today that is has agreed to acquire a 50% ownership stake in its existing Brazilian licensee. This investment of approximately $50 million will enable the Company to significantly increase the presence of its Avis and Budget brands in the fast-growing Brazilian car rental market, and to capture a larger share of Brazil’s domestic, international-inbound and international-outbound vehicle rental spend.

“Expanding our global footprint and increasing our presence in faster-growing markets are two of our key strategic growth initiatives, and investing in South America’s largest economy is consistent with these goals,” said Ronald L. Nelson, Avis Budget Group Chairman and Chief Executive Officer.

Avis has operated in Brazil since 1978. The Company’s licensee in Brazil has operated the Avis brand there since 2003 and the Budget brand since 2005, and generated rental revenues of approximately $50 million in 2012. Avis and Budget provide vehicle leasing and vehicle rental services with a fleet of more than 4,000 cars in Brazil, and operate more than 40 rental locations, including at Congonhas and Guarulhos airports in Sao Paulo, at Santos Dumont and Galeão airports in Rio de Janiero, at other airports and off-airport in major metropolitan markets.

“This investment will enable us to substantially expand our Brazilian fleet and capture a larger share of this rapidly expanding car rental market,” said Patric Siniscalchi, Avis Budget Group President, Latin America/Asia Pacific. “In addition, by seizing the opportunity now to increase our presence in this market, we will be able to leverage our licensee’s established presence and substantially increase the awareness and visibility of our brands.”

The Brazilian car rental market is expected to reach $4 billion in annual revenue by 2016, representing a 13% compound annual growth rate since 2008. Going forward, growth is expected to be driven by increases in both domestic and international tourism, including the 2014 FIFA World Cup and the 2016 Olympic Games, growth in business travel spending, improvements in airport infrastructure and improved access to long-term financing. In addition, total business travel spending in Brazil is expected to grow at more than 10% per year, with international-outbound business travel spending growing 20% in 2013 alone, according to the Global Business Travel Association.

“Avis Budget Group's investment demonstrates their commitment to having a strong and robust competitive presence in Brazil,” said Afonso Celso de Barros Santos, president, Grupo Dallas, Avis Budget Group’s Brazil licensee. “It also is a sign of their ongoing support for our partnership as the best way to achieve this goal, and so we are proud and excited to move forward under this new agreement.”

In conjunction with the investment, Avis Budget Group expects to record an impairment charge of approximately $30 million in the third quarter, primarily related to its licensee’s pre-existing debt. The Company will account for its investment under the equity method.

Although most of Avis Budget Group’s licensees in various parts of the world are independently-owned, Avis Budget Group holds ownership stakes in certain licensees, including its licensees for China and India.

About Avis Budget Group, Inc.
Avis Budget Group, Inc. is a leading global provider of vehicle rental services, both through its Avis and Budget brands, which have more than 10,000 rental locations in approximately 175 countries around the world, and through its Zipcar brand, which is the world's leading car sharing network, with more than 810,000 members. Avis Budget Group operates most of its car rental offices in North America, Europe and Australia directly, and operates primarily through licensees in other parts of the world. Avis Budget Group has approximately 30,000 employees and is headquartered in Parsippany, N.J. More information is available at www.avisbudgetgroup.com.

Forward-Looking Statements
Certain statements in this press release constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of the Company to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. Statements preceded by, followed by or that otherwise include the words "believes", "expects", "anticipates", "intends", "projects", "estimates", "plans", "may increase", "forecast" and similar expressions or future or conditional verbs such as "will", "should", "would", "may" and "could" are based upon then current assumptions and expectations and are generally forward-looking in nature and not historical facts. Any statements that refer to outlook, expectations or other characterizations of future events, circumstances or results, including all statements related to future results, future growth rates or market opportunities are also forward-looking statements.

Various risks that could cause future results to differ from those expressed by the forward-looking statements included in this press release include, but are not limited to, the Company's ability to promptly and effectively integrate the businesses of Zipcar and Avis Budget, any change in economic conditions generally, particularly in Brazil or in key market segments, the high level of competition in the vehicle rental industry, a change in our fleet costs as a result of a change in the cost for new vehicles and/or the value of used vehicles, disruption in the supply of new vehicles, disposition of vehicles not covered by manufacturer repurchase programs, the financial condition of the manufacturers that supply our rental vehicles which could impact their ability to perform their obligations under our repurchase and/or guaranteed depreciation arrangements, any reduction in travel demand, including any reduction in airline passenger traffic, any occurrence or threat of terrorism, a significant increase in interest rates or borrowing costs, our ability to obtain financing for our operations, including the funding of our vehicle fleet via the asset-backed securities market, any changes to the cost or supply of fuel, any fluctuations related to the mark-to-market of derivatives which hedge our exposure to exchange rates, interest rates and fuel costs, the Company's ability to meet the financial and other covenants contained in the agreements governing our indebtedness, risks associated with litigation, regulation or governmental or regulatory inquiries or investigations involving the Company, and the Company's ability to accurately estimate its future results and implement its strategy for cost savings and growth.  Other unknown or unpredictable factors could also have material adverse effects on Avis Budget Group's performance or achievements. In light of these risks, uncertainties, assumptions and factors, the forward-looking events discussed in this press release may not occur.  You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date stated, or if no date is stated, as of the date of this press release. Important assumptions and other important factors that could cause actual results to differ materially from those in the forward-looking statements are specified in Avis Budget Group's Annual Report on Form 10-K for the year ended December 31, 2012 and its Quarterly Report on Form 10-Q for the quarter ended June 30, 2013, included under headings such as "Forward-Looking Statements", "Risk Factors" and "Management's Discussion and Analysis of Financial Condition and Results of Operations", and in other filings and furnishings made by the Company with the SEC from time to time. Except for the Company's ongoing obligations to disclose material information under the federal securities laws, the Company undertakes no obligation to release publicly any revisions to any forward-looking statements, to report events or to report the occurrence of unanticipated events unless required by law.

Contacts

Media Contact:	Investor Contact:
John Barrows	Neal Goldner
(973) 496-7865	(973) 496-5086
PR@avisbudget.com	IR@avisbudget.com

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